 Tech-enabled Engineering AND Training/Consulting Platform For THE GLOBAL NUCLEAR Industry  INVESTOR PRESENTATIONNYSE AMERICAN: GVP

 FORWARD LOOKING STATEMENTSand non-gaap financial measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as "expect," "intend," "believe," "may," "will," "should," "could," "anticipate," and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”) plus adjustments for consulting support for revenue recognition analysis, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, and write-down of capitalized software development costs. We define adjusted net income as net income plus adjustments for consulting support for revenue recognition analysis, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, and write-down of capitalized software development costs. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.With respect to Adjusted EBITDA on a forward-looking basis and as a combined company, a reconciliation of the difference between this non-GAAP expectation and the corresponding GAAP measure (expected net income) is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, adjustments to the provision for income taxes, depreciation of fixed assets, amortization of intangibles, costs related to restructuring actions and interest expense, and certain anticipated cost synergies, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.Unless otherwise indicated, all results of operations and the financial condition of the Company are as of September 30, 2017 and all market data set forth in this presentation is as November 28, 2017. We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.  2

WHO IS **GSE SYSTEMS**?

- We provide **high-fidelity engineering and training simulators and technical personnel/consulting services** primarily to the nuclear industry
- We are one of the **market leaders** in the global nuclear and fossil power simulation industry
- We provide **nuclear power plants** with specialized **technical personnel** as well as **training services**
- Our solutions **enhance employee and plant performance**, **reduce risk**, and improve **technical engineering and design**
- We have a track record of **40+ years** serving a global, **blue chip** client base

Headquarters	**Sykesville, MD** (Baltimore)
Number of employees	**~500**
IPO date (NYSE American: GVP)	**1995**
Recent price (11/28/17)	**$3.30**
Shares outstanding	**~19M**
Market cap (11/28/17)	**~$63M**
Total cash (9/30/17)	**~$16M**
Total debt (9/30/17)	**$0M**
Enterprise value[1]	**~$47M**
Revenue[2] (LTM)	**~$100M**
Adjusted EBITDA[2] (LTM)	**~$8M**
EV / Revenue[1,2]	**~0.47x**
EV / Adjusted EBITDA[1,2]	**~5.9x**

[1] The Enterprise Value, EV/Revenue and EV/Adjusted EBITDA figures are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value, EV/Revenue, or EV/Adjusted EBITDA as of the date of this presentation.

[2] Pro forma for Absolute Consulting acquisition on September 20, 2017.

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 3

SERVING THE **POWER & PROCESS** INDUSTRIES

POWER

NUCLEAR

- World leader - significant installed base
- All major reactor types
- Expert onsite training and consulting services

FOSSIL

- Coal; clean coal technology
- Natural gas, including IGCC

PROCESS

UPSTREAM OIL AND GAS

- Computer-based tutorials and simulation of production and LNG systems

REFINING / PETROCHEMICAL

- Computer-based tutorials and simulation of all major unit operations
- System and control verification
- Advanced capabilities around concepts, designs and system interactions

We help clients reduce risk, increase revenue and lower costs

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 4

PRO-FORMA **REVENUE** – ~$100M (LTM)[1]

By Segment


40%
60%
Nuclear Training & Consulting
Performance Improvement

By Industry


13%
4%
2%
2%
79%
Nuclear
Fossil
Process
Engineering Services
Other

By Geography


4%
3%
93%
North America
Europe
Asia

By End-User


12%
5%
5%
3%
75%
Utilities
Energy/Other
OEMs
EPCs
Government

[1] Pro forma for the Absolute Consulting acquisition on September 20, 2017

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 5

BUSINESS MODEL – HOW WE MAKE MONEY[1]

	Simulation / Engineering	Training / Consulting	Training/Simulation Software
% of Revenue:	~35%	~60%	<5%
Gross Margin:	30-40+%	12-15%	80-90%
Primarily Selling:	Engineering Modeling Services	Technical / High-Value Staffing	Software
Business Model:	Fixed price, and time and material contracts	Time and material contracts	Sale of perpetual license with recurring MX, or SaaS annual subscription
Accounting:	Percent complete	As service is performed billing occurs	Ratable recognition over life of MX agreement

[1] Pro forma for the Absolute Consulting acquisition on September 20, 2017

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 6

INVESTMENT HIGHLIGHTS

Aligned, Proven Leadership

- Leadership with an "owner/operator" mentality; aligned with shareholders (PRSUs)
- Track record of building companies through successful M&A transactions
- Experience and skill-set to deliver operational improvements

Compelling, Scalable Acquisition Platform

- Revitalized underlying core business and strong organic growth
- Powerful acquisition platform in place to consolidated a fragmented industry

Highly Specialized Platform

- Expertise from 40+ years of serving clients in the power and process sectors
- Proven and differentiated technology for simulation and training solutions
- Difficult-to-replicate technology and base of talented, specialized employees

Blue Chip Client Base

- 40+ years serving a high-barrier-to-entry market
- Strong, enduring relationships with blue chip power and process companies

Large Addressable Markets

- Landscape targeted for roll-up includes markets with combined size of $4+ billion
- Favorable industry drivers: recognition of nuclear as a critical source of resilient baseload energy; aging workforce crisis; rising demand for carbon-free electricity

Strong Financial Position

- Cash and equivalents of ~$16M
- $0 long-term debt

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 7

GSE SENIOR **LEADERSHIP**



August 2015

Kyle Loudermilk – President & CEO

- 20+ years of executive experience at publicly-listed MicroStrategy and AspenTech, and PE-backed Datatel/Ellucian (Thoma Bravo and Hellman & Freidman)
- Strong track record revitalizing technology companies
- BS, MS, Chemical Engineering – Columbia University
- Harvard University General Management Program



August 2015

Chris Sorrells – COO

- 20+ years of experience creating growth strategies for companies at the intersection of power/energy/technology
- 12+ years investing experience as private equity professional; highly experienced utilizing M&A to grow platforms
- Salomon Smith Barney, Banc of America Securities, NGP Energy Technology Partners
- BA – Washington & Lee University; M.Acc. – USC; MBA – College of William & Mary



July 2016

Emmett Pepe – CFO, CPA

- 30+ years of experience in finance management across a variety of business sectors
- Focus on the software and telecommunications industries
- Executive positions at MicroStrategy, BroadSoft, Software AG, and webMethods
- BS, Accounting – Penn State University



December 2015

Bahram Meyssami – CTO

- 25 years of experience in the software industry
- Former positions at Aspen Technology, Datatel, University of Maryland
- BS, MS, Ph.D Chemical Engineering – University of Maryland



November 2014

Paul Abbott – President, Nuclear Industry Training and Consulting Division

- 33 years of experience in nuclear training, consulting and operations
- Principal of Hyperspring since 2007; former senior reactor operator at two different U.S. nuclear facilities
- Previously served in the U.S. Navy
- BS, Nuclear Engineering Technology – Excelsior College

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 8

MANAGEMENT INCENTIVES ALIGNED WITH SHAREHOLDERS' INTERESTS

- **Executive officers and directors own ~1.0 million shares**, or ~5.0% of the Company
- Majority of **equity compensation** received by executives and key employees is structured in **performance-restricted stock units ("PRSUs")** with the following vesting thresholds:



GSE 30-Day VWAP Threshold[1]
$2.50
$3.25
$4.25
$6.00
$3.30
GSE share price - 11/28/2017
$1.35
GSE share price - 08/24/2015
~30%
~22%
~22%
~26%
% of total PRSUs that vest
= Vested
= Unvested

[1]VWAP = volume weighted average price of GSE common stock

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 9

STRATEGY TO UTILIZE GSE AS AN **ACQUISITION PLATFORM**

Core focus: understand the nuclear power and process vendor ecosystem – look for **asymmetrical risk/reward** acquisitions

	Technical Engineering	Staffing & Training	Simulation / Software	Value Added Components / Services
Typical Rev. Range:	$10-50M	$10-80M	$5-15M	$10-60M
Gross Margin:	30-40%	12-15%	75-85%	30-40%
# of Opportunities:	70+	100+	30+	30+
Business Model:	Fixed price, and time and material contracts	Time and material contracts	Sale of perpetual license with recurring MX, or SaaS annual subscription	Sale of parts and equipment; time and materials for services

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **10**

LANDSCAPE TARGETED FOR ROLL-UP: **MARKETS** OF **SIGNIFICANT SIZE**



Technical Engineering
$1 Billion +
Global Market[1]
Staffing & Training
$1.2 Billion +
US Market[1,2]
Simulation / Software
$700 Million +
Global Market[1]
Value Added Components / Services
$1 Billion +
Global Market[1]

[1] Source: Company estimates based on various publicly available resources and proprietary research
[2] Only includes white collar labor

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 11

 Absolute Consulting Validates GSE’s Acquisition platform   12  GSE acquired Absolute Consulting on September 20, 2017Formed in 1997, Absolute Consulting provides technical consulting and staffing solutions to the global nuclear power industry Transaction expected to be immediately accretive to earnings      Enhanced Value

ATTRACTIVE DEAL METRICS

Absolute Consulting

Absolute Consulting, Inc. Transaction Overview:

Purchase Price	**$8.75 million**[1]
Consideration Mix	**100% Cash**
Revenue **EV/Revenue**	**~$40 million** (trailing twelve months) **0.2x**
Adjusted EBITDA **EV/EBITDA**	**$2.0+ million** (trailing twelve months, including identified synergies)[2] **~4.0x**
Close Date	**September 20, 2017**
ROIC (est.)	**20%+** (assuming utilization of GSE's NOLs)[2]

Compelling platform in place to consolidate a fragmented industry

[1] Subject to customary pre- and post-closing working capital adjustments

[2] Non-GAAP disclosure, and defined as: Adjusted EBIT * (1 - 10% Tax) / (Total Purchase Price)

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 13

40-YEAR HISTORY – FOUNDED IN 1976, REINVENTED IN 2015

1950s
First nuclear power plants developed

1979 and 1986
Three Mile Island and Chernobyl drive market growth

2011
Fukushima

Today and beyond
Aging workforce, growing global electricity demand, push for carbon-free energy, nuclear new-build momentum

1976 – GSE Predecessor, Link Simulation, Founded

1995 – IPO NYSE American: GVP

2011 – Acquired Process Software Business - EnVision Systems

2014 – Acquired Nuclear Training & Consulting Business - Hyperspring

2015 – New Management Launches Turnaround and Growth Strategy

2017 – Acquired Nuclear Training & Consulting Business - Absolute



GSE SYSTEMS, INC. INVESTOR PRESENTATION // 14

HIGHLY EDUCATED, SPECIALIZED
EMPLOYEE BASE (~500)[1]

Employees By Technical Focus



28%
12%
3%
57%
Technical Training/Consulting
Engineering
Corporate
Software Development

Employees By Industry/Function



7%
20%
1%
72%
Nuclear
Fossil
Corp./Other
Process

[1] Pro forma for the Absolute Consulting acquisition on September 20, 2017

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 15

 Representative Blue chip customers   x  16  The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

WHAT IS **DRIVING MARKET DEMAND**?

- Growing awareness of the **value** and **resiliency factor** of nuclear power as a source of **baseload** carbon-free energy
- Widening skills gap and **aging workforce**—a significant issue in the US power industry
- Increasing **demand for carbon-free electricity**, such as nuclear power
- **Japan's restart** of nuclear reactors post-Fukushima
- Initiatives such as "**Delivering the Nuclear Promise**"

*"Nuclear energy is America's top source of carbon-free electricity and **avoids more than 1/2 billion tons of carbon emissions** each year."*[1]



*"**39%** of the nuclear workforce will be eligible for retirement by 2018, which means the industry must hire **20,000** new workers over the next four years to replace those retiring workers."*[2]



[1]source: NEI, September 2015
[2]source: NEI estimates per Power Engineering magazine, February 2015

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 17

ROBUST NUCLEAR INDUSTRY BENEFITS GSE

TODAY

Global nuclear reactor installed base[1]: **449**



Operable Nuclear Reactors – Top 10 Countries
USA 99
France 58
Japan 42
China 37
Russia 35
S. Korea 25
India 22
Canada 19
UK 15
Ukraine 15
Others 82

GSE's opportunity:

Ongoing fees for maintenance, re-hosting, retuning, model upgrades, training

NEAR TERM

Nuclear reactors under construction[2]: **58**



Nuclear Units Under Construction by Country
China 20
Russia 7
India 5
UAE 4
South Korea 3
Pakistan 3
USA 2
Slovakia 2
Ukraine 2
Taiwan 2
Japan 2
Belarus 2
Others 4

New simulator sales
+
Incremental fees for maintenance, re-hosting, retuning, model upgrades

LONGER TERM

New nuclear capacity needed by 2050 to meet Harmony vision[3]: **1000 GW**



Projected New Capacity (GW per Year) Required to Meet Harmony Targets[3]
1984 31
2014 5
2015 10
2016 10
2016-20 10
2021-25 25
2026-50 33

New simulator sales
+
Incremental fees for maintenance, re-hosting, retuning, model upgrades

[1]source: NEI, May'17 (China excludes Taiwan); [2]source: NEI, Nov'16 (excludes V.C. Summer 2,3); [3]source: World Nuclear Association, August'17

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 18

 Financial AND Operating Highlights1,2  19  Revenue (in $M)  Gross Profit (in $M)  Adjusted EPS (Diluted)1  +23%  +16%   Adjusted EBITDA (in $M)1  1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix 2 Absolute Consulting contributed to GSE’s financial results during the last ten days of 9M’17; not included in GSE’s 9M’16 results   +44%   +50%

VISION 2020: OPERATING MODEL GOALS

	2020 Target
Revenue	~$300M
Gross margin	~25%
R&D (% sales)	~2%
SG&A (% sales)	~13-16%
Adj. EBITDA (% sales)	~7-10%

Capital Needs: ~$60-100M to create ~$20-30M in EBITDA; majority of capital from debt financing, internal cash generation and cash on hand.

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 20

 Investment CONCLUSIONS  21  GSE is a tech-enabled engineering and training/consulting company focused on the power and process industries  Proven simulation and training technology with a highly-specialized employee base  Large addressable markets supported by favorable industry drivers  Enduring relationships with blue-chip clients developed over 40+ years  Strong financial position, including ~$16M cash and $0 long term debt  Strong leadership team aligned with shareholders, driving a new growth plan   Powerful, scalable acquisition platform in place to enhance growth and build shareholder value

 22  Tech-enabled Engineering AND TRAINING/Consulting PlatformFor THE GLOBAL Power and Process Industries  Q&A

 23  APPENDIX

GSE SYSTEMS FINANCIAL HISTORY[1]

Financial Summary (in $ millions, except shares amounts)	Fiscal Year Ended 2013	2014	2015	2016	9 Months Ended Sep 30, 2016	Sep 30, 2017
Revenue	47.6	37.5	56.8	53.1	39.8	48.9
Gross Profit	10.4	10.8	12.9	15.2	11.5	13.4
Gross margin	*22%*	*29%*	*23%*	*29%*	*29%*	*27%*
Operating (loss) income	-10.7	-7.5	-4.1	1.6	0.9	0.1
Operating margin	*-22%*	*-20%*	*-7%*	*3%*	*2%*	*0%*
Net (loss) income	-10.5	7.3	-4.7	1.4	0.4	-0.0
Diluted EPS	($0.58)	($0.41)	($0.26)	$0.08	$0.02	$0.00
Diluted shares	18,150,915	17,887,859	17,892,891	18,512,266	18,287,870	19,204,778
EBITDA	-9.7	-6.6	-3.3	2.4	1.5	1.0
Adjusted EBITDA	-2.0	-4.4	1.4	4.6	2.8	4.0
Adjusted net (loss) income	-2.8	-5.1	0.0	3.6	1.7	2.9
Adjusted EPS – diluted	($0.15)	($0.29)	$0.00	$0.20	$0.10	$0.15

Balance Sheet (in $ millions)	Sep 30, 2017
Cash and cash equivalents	16.5
Current assets	38.1
Total assets	51.0
Current liabilities	27.0
Long-term debt	-
Total stockholders' equity	22.5

[1] Excludes Absolute Consulting for all periods presented prior to 2017; Absolute Consulting contributed to GSE's financial results during the last ten days of the nine months ended September 30, 2017

In prior years, the Company recognized revenue on multiple element arrangements which included sales of its EnVision software product as delivery occurred on each element except post contract support ("PCS"). PCS revenue was recognized ratably over the PCS term. During the fourth quarter of 2015, management determined that that Company had not established vendor specific objective evidence ("VSOE") of the fair value for any of the elements in multiple element transactions including sales of its EnVision software licenses. Accordingly, the consolidated financial statements have been revised to recognize all revenue on multiple element transactions including EnVision software license sales ratably over the PCS terms on these transactions since VSOE did not exist for any of the non-software elements in these multiple element transactions. The revision to revenue resulted in a decrease to revenue and an increase in operating loss of $587,000 for the year ended December 31, 2014. The revision also had the effect of increasing billings in excess by $1.2 million, decreasing unbilled receivables by $62,000, increasing prepaid expenses and other current assets by $291,000 and increasing the accumulated deficit by $415,000 at December 31, 2014 as a result of the cumulative adjustment for prior periods.

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 24

 GSE SYSTEMS ebitda and Adjusted EBITDA reconciliation (in $ Thousands)1  25  EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:  1 Excludes Absolute Consulting for all periods presented prior to 2017; Absolute Consulting contributed to GSE’s financial results during the last ten days of the nine months ended September 30, 2017

 Adjusted Net Income and Adjusted EPS reconciliation (In $ Thousands, except share amounts)1  26  Adjusted Net Income and adjusted earnings (loss) per share (“adjusted EPS”) are not measures of financial performance under generally accepted accounting principles (“GAAP”). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:  1 Excludes Absolute Consulting for all periods presented prior to 2017; Absolute Consulting contributed to GSE’s financial results during the last ten days of the nine months ended September 30, 2017

 EMERGING ADVANCED NUCLEAR REACTOR INDUSTRY   27  source: ThirdWay (http://www.thirdway.org/)

 SMRs Under Construction Globally   28  source: Nuclear Energy Insider (http://www.nuclearenergyinsider.com)

 SMRs IN ADVANCED DEVELOPMENT  29  source: Nuclear Energy Insider (http://www.nuclearenergyinsider.com)

 Proven technology / Services   30        459  Nuclear  Fossil  Oil & Gas, Petrochemical  Full-Scope Simulator Installations1  Computer-Based Tutorials & Operator Training Simulators1      Tutorials  Simulators  1,262  1 as of January 2016

ACQUISITION APPROACH

- Understand the power and process vendor ecosystem – look for **asymmetrical risk/reward** acquisitions
- Accumulated database of **>150 potential targets**, in two categories:
  - software
  - technical engineering, consulting, training and staffing
- Plan to be very disciplined, adhering to five main acquisition criteria:
  - Immediate or near-term **earnings accretion**
  - Strong **target company fundamentals**
  - Good **strategic fit**, including capacity to leverage our global footprint
  - High potential for cost and revenue **synergies**
  - **Ease of integration** – business model, management, and culture

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 31

CONTACTS

GSE SYSTEMS®

Kyle Loudermilk, CEO
(410) 970-7800
kyle.loudermilk@gses.com

Chris Sorrells, COO
(410) 970-7802
chris.sorrells@gses.com

THE EQUITY GROUP INC.
TRUSTED PARTNERS IN IR SINCE 1974

Kalle Ahl, CFA
(212) 836-9614
kahl@equityny.com

Devin Sullivan
(212) 836-9608
dsullivan@equityny.com

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 32